Liability for put options with non-controlling interests (Tables)	12 Months Ended
Mar. 31, 2023
Liability For Put Options With Non-controlling Interests [Abstract]
Schedule of liability for put options with non-controlling interests

	As at March 31,
	2022	2023	2023
	(INR)	(INR)	(USD)
Non-current
Liability for put options with non-controlling interests*	8,636	4,422	54
	8,636	4,422	54

Current
Liability for put options with non-controlling interests*	910	987	12
Total	910	987	12

* Non-controlling shareholders of RPPL have an option to offload their shareholding to the Company in accordance with the terms mentioned in the BCA at fair value of shares for cash on the date of exercise of the Put option. Put option liability with non-controlling interest accounted for at fair value. Subsequent changes to the put option liability are treated as equity transaction and hence accounted for in equity (refer Note 3 and 46).